EXHIBIT 99.1

Bruce Smith CHAIRMAN, PRESIDENT & CEO JUNE, 2002 Investor Update TESORO Greg Wright Senior Vice President & CFO 0

Debt Reduction Goal $500 million by 12/31/03 Debt to capital ratio of <55%

Asset Sales Expense Reduction Capital Expenditures Free Cash Flow Optimize Working Capital $500 Million Debt Reduction Goal Synergies

Optimize Working Capital Achieve principally through rationalizing feedstock and finished product inventory Implemented shared services concept Goal: Reduce working capital by $50 million $500 Million Debt Reduction Goal $50 million

Equity Credit facility requires $125 million of debt reduction by 12/31/02 Asset Sales $200 million Goal: Generate proceeds of $200 million $500 Million Debt Reduction Goal Targeted assets Marine Services Pipelines Select retail sites (to include Beacon) Asset sales

Asset Sales Marine Services $10 - 13 In Active Negotiations Pipelines $16 - 20 CIM Sent Beacon Retail $15 - 19 CIM this week Historical Annualized EBITDA Status $ millions

Expense Reduction Goal: Eliminate $75 million of costs by 12/31/03 $500 Million Debt Reduction Goal "Right Sizing" organization and cost structure Crude discounts / alliances Operating support overhead Supply chain management $75 million

Forecast Capital Program Consolidated $ millions 1Qa 2Q 3Q 4Q 2002 2003 $ Millions Required $34 52 38 34 158 166 Discretionary 19 16 10 10 55 48 Turnarounds 19 12 6 - 37 36 Total $72 80 54 44 250 250 Revised Plan $267 303 Original Plan $337 364 Capital Expenditures $70 million

Tesoro Turnaround Years North Dakota Alaska Washington Utah 2002 X Hawaii X X 2003 2004 X X X X Crude Unit Golden Eagle X X

Clean Fuel, and Clean Air Capital Expenditures 2002e $ millions 2003e Lower Sulphur Gasoline Alaska Hawaii - - $ - - - - 2004e Washington North Dakota 12.5 1.5 1.0 - 12.0 1.0 Utah Total for Low Sulphur Gasoline 55.0 33.5 56.5 13.0 20.0 - Lower Sulphur Diesel Alaska Hawaii - - - - - - Washington North Dakota - - - - - - Utah Total for Low Sulphur Diesel 2.0 15.0 2.0 14.0 15.0 14.0 Total Estimated Clean Air Capital (MACT II) 2.0 - 7.5 Total 50.5 58.5 34.5 Golden Eagle CARB III - - - $

Achieve $35 million of synergies by 2003 Synergies $500 Million Debt Reduction Goal $35 million Achieved by optimizing the entire Tesoro system Expect to realize: $10 million annually in 2002 An additional $25 million in 2003 Total synergies to be $30-$50 million

Debt Reduction Timeline Cap Ex Reductions Working Capital Synergies Asset Sales 2003 2002 Expense Reduction $ 50 10 200 17 Total $ 287 - 65 25 - 53 143 50 35 200 70 430 75 Total $ millions GOALS 10

Normalized(a) Sensitivity $ millions Using Average Crack Spreads EBITDA Interest Expense(b) $ 826 (140) (94) Capital Expenditures(d) Free Cash Flow $ 342 Cash Taxes(c) (250) Free Cash Flow $500 Million Debt Reduction Goal $70 million Assumes no Turnarounds Based on first full year at higher level of borrowings Assumes 40% tax rate less $100 million of deferred taxes Includes Turnaround costs

Financial Update

Capitalization Shareholder's Equity Total Capitalization $225 Million Revolver Term Loan A Term Loan B Other(2) Total Debt Pro Forma(1) 3/31/02 243.4 168.4 $ 79.0 6.4 2,084.0 1,251.4 948.0 948.0 3,032.0 2,199.4 Sr. Sub Notes 962.7 512.7 $ 798.9 448.9 0.0 115.0 $ millions Includes debt financing for the Golden Eagle acquisition The Valero notes, which are zero coupon for one year and five years, respectively, are recorded at their discounted value, estimated to be $73 million.

Cash No projected borrowings in June Reduce debt by $15 million Golden Eagle Turnaround costs Solid debt ratings Sound Financial Condition

Ratings Summary S & P (BB/B+) Stable outlook Investment-grade asset base Moody's (Ba3/B2) Stable outlook One-notch below S & P Focus is on debt reduction

2Q02 Earnings Update Financial Supplement 2Q02 $ millions 3Q02 Expenses Manufacturing Corporate G&A 210-215 160-165 $ Retail Total 270 220 19-20 18-20 36-40 32-36 DD&A Refining Retail 20 17-19 $ Admin / Other Total 27 24 5 4-5 2 2 Interest Expense 39 35 $ Estimate = ~ = ~ = ~ = ~

$40 million EBITDA EBITDA adds back certain non-cash costs 69% Debt to Capital Excludes VLO notes during non-interest bearing years 2Q02 Covenant Tests

Base Tesoro Trailing twelve months Golden Eagle Annualized from date of ownership Future Quarterly EBITDA Tests

Covenant Tests $ millions Adjusted EBITDA (Minimum) 3Q02 2Q02 4Q02 $ 40.0 - - 4Q03 - Capex Annual Test (Maximum) N/A $ 275.0 N/A $ 302.5 Senior Leverage (Maximum) N/A 2.75x 2.75x 2.50x Fixed Charge Coverage (Minimum) N/A 1.60x 1.60x 1.75x Interest Coverage (Minimum) N/A 2.50x 2.50x 3.25x Adjusted Dept /Capitalization (Maximum) 69% 65% 69% 60%

Supplemental Modeling Information

Volume Operating Expense Administration Controllable Items

Pro Forma Debt & Cash Interest Expense Schedule Sr. Sub. 9 5/8 Sr. Sub. 9 5/8 Revolver (6%) Term Loan A (5%) Term Loan B (6.5%) Sr. Sub. 9 Debt Balance 0 0 $ $ millions 13 800 7 298 5 215 11 450 Other ($80 million VLO notes) NOTE: Assumes LIBOR rate of 2%. 0 85 3 250 Quarterly Interest Expense Total 39 2,098 $

2002 Throughput 1Q02 Actual 3Q02e* 4Q02e* TOTAL MID- CONTINENT MID- PACIFIC PNW CA 2Q02e BPD * Volume assumptions based on a mid-cycle margin environment. - 135,098 82,000 96,700 313,798 60,000 175,000 90,000 110,000 435,000 155,000 175,000 85,000 110,000 525,000 150,000 160,000 85,000 105,000 500,000

Debt Payments by Quarter 2Q02 3Q02 4Q02 Years 2003-2005 2006 $175 Old Term A $ 6.6 6.6 6.6 8.8 10.9 $ 75 New Term A 5.6 2.8 2.8 3.7 4.7 12.2 9.4 9.4 12.5 15.6 $450 Old Term B 1.1 1.1 1.1 1.1 1.1 $350 New Term B 1.8 0.9 0.9 0.9 0.9 2.9 2.0 2.0 2.0 2.0 Total $ 15.1 11.4 11.4 14.5 17.6 $ millions

Total focus of Corporation is on paying down debt Will meet our covenants in 2Q02, given current environment Aggressively looking to sell assets and cut costs Summary

Except for historical and present factual statements, the statements in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include statements which are or may contain: (a) projections of revenues, earnings, earnings per share, capital expenditures, cash flows or other financial items, EBITDA, throughput, expectations regarding the Golden Eagle Acquisition, discussions of estimated future revenue enhancements and cost savings; (b) statements of business strategy, goals and objectives for future operations, margins, profitability, liquidity, capital resources, potential acquisitions and/or dispositions; (c) statements of future economic performance; (d) statements concerning estimates of future industry conditions; or (e) statements of assumptions or estimates underlying or supporting the foregoing. These forward-looking statements are subject to a wide range of business risks, uncertainties and changes in circumstances that may cause actual results to differ materially, including, but not limited to changes in general economic conditions, the timing and extent of changes in commodity prices and underlying demand for our products, the availability and costs of crude oil, other refinery feedstocks and refined products, changes in our cash flow from operations, liquidity and capital requirements resulting from the Golden Eagle Acquisition, our ability to consummate the Golden Eagle Acquisition, our ability to (1) successfully integrate acquisitions, including the pipeline system and the Golden Eagle Acquisition, and (2) identify and complete future strategic acquisitions, fluctuations in our stock price, including fluctuations as a result of the announcement of the Golden Eagle Acquisition, adverse changes in the ratings assigned to our trade credit and debt instruments, increased interest rates and the condition of the capital markets, the direct or indirect effects on our business resulting from terrorist incidents or acts of war, political developments in foreign countries, changes in our inventory levels, changes in the cost or availability of third-party vessels, pipelines and other means of transporting feedstocks and products, changes in fuel and utility costs for our facilities, disruptions due to equipment interruption or failure at our or third-party facilities, execution of planned capital projects, state and federal environmental, economic, safety and other policies and regulations, any changes therein, and any legal or regulatory delays or other factors beyond our control, adverse rulings, judgments, or settlements in litigation or other legal or tax matters, including unexpected environmental remediation costs in excess of any reserves, actions of customers and competitors, weather conditions affecting our operations or the areas in which our products are marketed, and earthquakes or other natural disasters affecting operations. Actual results and outcomes often differ from expectations. For more information with respect to the foregoing, see the Company's Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. The Company undertakes no obligation to update any information contained herein or to publicly release the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which the Company becomes aware of, after the date hereof. Forward Looking Statements